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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                             ----------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 3, 1998


                              Adobe Systems Incorporated
                (Exact name of Registrant as specified in its charter)


  Delaware                           0-15175                     77-0019522
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


345 Park Avenue
San Jose, California                                                  95110-2704
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (408) 536-6000


                -----------------------------------------------------
                (Former name or address, if changed since last report)



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                                          2

ITEM 5.  OTHER EVENTS.

          On September 3, 1998, the Registrant's Board of Directors approved certain amendments to the Registrant's Amended and Restated Bylaws related to
(i) the advance notice requirements for stockholder proposals to be brought before meetings of stockholders, (ii) the requirements for stockholder nominations of persons for election as directors and (iii) fixing record dates.

          A copy of the Amended and restated Bylaws of the Registrant is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The foregoing description of the changes to the Registrant's Amended and Restated
Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          3.2  Amended and Restated Bylaws


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                                          3

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADOBE SYSTEMS INCORPORATED


Date:   September 3, 1998               By:   /s/  Colleen M. Pouliot
                                             ---------------------------------
                                             Name: Colleen M. Pouliot
                                             Title: Senior Vice President
                                                    and General Counsel


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                                    EXHIBIT INDEX

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EXHIBIT
  NO.          DESCRIPTION
-------        -----------
  3.2          Amended and Restated Bylaws.
